SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________
FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2019

Charter Communications, Inc.
CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street
Stamford, Connecticut 06901
(Address of principal executive offices including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 23, 2019, Charter Communications, Inc. (the “Company”) held its Annual Meeting of Stockholders. Of the total 224,971,942 shares of Class A common stock of the Company and 1 share of Class B common stock issued, outstanding and eligible to vote at the meeting, 201,433,136 shares of Class A common stock, representing the same number of votes, and 1 share of Class B common stock, representing 29,305,156 votes, were represented in person or by proxy at the meeting. The votes cast for all matters are set forth below:

1.     Election of Directors.

Nominees	For	Against	Abstain	Broker Non-Votes
W. Lance Conn	206,224,924	17,018,893	247,094	7,247,381
Kim C. Goodman	221,232,936	2,013,813	244,162	7,247,381
Craig A. Jacobson	207,825,977	15,416,400	248,534	7,247,381
Gregory Maffei	171,355,411	51,844,973	290,527	7,247,381
John D. Markley, Jr.	207,407,992	15,603,582	479,337	7,247,381
David C. Merritt	221,037,541	2,205,494	247,876	7,247,381
James E. Meyer	205,769,299	17,477,025	244,587	7,247,381
Steven A. Miron	205,939,104	17,304,056	247,751	7,247,381
Balan Nair	206,146,263	17,096,191	248,457	7,247,381
Michael Newhouse	210,024,868	13,219,894	246,149	7,247,381
Mauricio Ramos	207,704,007	15,538,272	248,632	7,247,381
Thomas M. Rutledge	219,891,771	2,844,211	754,929	7,247,381
Eric L. Zinterhofer	185,416,208	37,828,339	246,364	7,247,381

2.    Vote to approve the Charter Communications, Inc. 2019 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
141,611,265	81,481,791	397,855	7,247,381

3.    Vote to ratify the appointment of KPMG LLP as Company’s independent public accounting firm.

For	Against	Abstain	Broker Non-Votes
225,282,794	5,188,775	266,723	—

4.     Vote on the Stockholder proposal regarding proxy access.

For	Against	Abstain	Broker Non-Votes
86,430,185	136,611,315	449,411	7,247,381

5.     Vote on the Stockholder proposal regarding sustainability reporting.

For	Against	Abstain	Broker Non-Votes
62,717,054	159,523,452	1,250,405	7,247,381

No other matters were considered and voted on by the stockholders at the annual meeting.

As a result of the votes cast as reported above, the stockholders elected each nominee as a director of the Company, approved the Charter Communications, Inc. 2019 Stock Incentive Plan, ratified the appointment of KPMG LLP as independent public accounting firm for the Company for the year ending December 31, 2019, did not approve the stockholder proposal regarding proxy access, and did not approve the stockholder proposal regarding sustainability reporting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: April 29, 2019		Chief Accounting Officer and Controller

CCO Holdings, LLC
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: April 29, 2019		Chief Accounting Officer and Controller

CCO Holdings Capital Corp.
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: April 29, 2019		Chief Accounting Officer and Controller